UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021 (December 7, 2021)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 7, 2021, James T. Walesa, the Chairman and Chief Executive Officer of Clearday, Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Trading Plan”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy. Rule 10b5-1 permits a public company’s directors and executive officers to adopt written, pre-arranged plans for trading in the company’s securities under specified conditions and for specified periods of time when such insiders are not in possession of material, non-public information about the company.

The Trading Plan entered into by Mr. Walesa authorizes a broker-dealer to purchase on Mr. Walesa’s behalf up to $50,000 of the Company’s Common Stock (the “Purchase Amount”) on the open market or otherwise at prevailing market prices, subject to the maximum price threshold specified in the Trading Plan, until January 31, 2022 or after a total number of shares of the Common Stock equal to the Purchase Amount have been purchased. In accordance with Rule 10b5-1 and the terms of the Trading Plan, Mr. Walesa has no discretion or control over the timing or effectuation of purchases of the Common Stock that are made pursuant to the Trading Plan.

Mr. Walesa currently beneficially owns 1,004,863 shares of the Common Stock, including convertible securities that may be exchanged for shares of the Common Stock. Mr. Walesa’s combined ownership of 2,009,654 securities which represents approximately 13.5% of the total shares of the Company’s Common Stock as of September 30, 2021.

The transactions executed in accordance with the Trading Plan will be reported to the Securities and Exchange Commission through Form 4 filings pursuant to Section 16 of the Exchange Act and in accordance with applicable securities laws, rules, and regulations. Except as required by law, the Company does not undertake to report on specific Rule 10b5-1 trading plans that may be adopted by officers, directors, or other insiders of the Company in the future or to report any modifications or termination of any publicly announced trading plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
Dated: December 8, 2021	Title:	Chief Executive Officer